UNITED STATES SECURITIES AND EXCHANGE COMMISSION WASHINGTON, DC 20549

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FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 27, 2006

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IGI, INC.
(Exact Name of Registrant as Specified in Charter)

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Delaware	001-08568	01-0355758
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

105 Lincoln Avenue Buena, New Jersey 08310 (Address of Principal Executive Offices) (Zip Code)

(856) 697-1441 (Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-(c))

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      Explanatory Note: This amendment to the Registrant's current report on Form 8-K, dated December 6, 2006 and filed with the Securities and Exchange Commission on December 6, 2006 is being filed solely to amend Item 9.01 to attach the full text of a letter from Rajiv Mathur, which was subsequently rescinded, as reported in the Registrant's current report on Form 8-K filed on December 18, 2006.

Item 9.01 Financial Statements and Exhibits

Exhibit Number	Description

99.1	Letter of Rajiv Mathur of November 30, 2006 (Subsequently Rescinded)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IGI, INC.

	By:	/s/ Carlene Lloyd

Carlene Lloyd Vice President of Finance

Date: January 16, 2008

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Exhibit Index

Exhibit Number	Description

99.1	Letter of Rajiv Mathur of November 30, 2006 (Subsequently Rescinded)

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